Exhibit 99.2

BOSTON PRIVATE FINANCIAL HOLDINGS

Announces the acquisition of:

Dalton, Greiner, Hartman, Maher & Co.

The Smaller Cap Specialists

May 2, 2003

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AGENDA

BOSTON PRIVATE FINANCIAL HOLDINGS

I. Strategic Overview

II. Transaction Overview

III. Overview of DGHM

IV. Summary

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STRATEGIC OVERVIEW

BP FH BOSTON PRIVATE FINANCIAL HOLDINGS

STRATEGIC GOALS

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THE COMPANY – An ideal partner

BP FH BOSTON PRIVATE FINANCIAL HOLDINGS

($ In Millions)	BPFH (3/31/03)	DGHM (4/28/03)	Pro-Forma
AUM	$6,816	$2,200	$9,016
Revenue	$123	$18	$141

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THE COMPANY – An ideal partner

BP FH BOSTON PRIVATE FINANCIAL HOLDINGS

Other Income, 15%
Fee Income, 32%
Spread Income, 53%

BPFH Today

Other Income, 13%
Fee Income, 40%
Spread Income, 47%

Pro-Forma w/ DGHM

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THE COMPANY – An ideal partner

BP FH BOSTON PRIVATE FINANCIAL HOLDINGS

DGHM Product Portfolio

DGHM MidCap

DGHM MultiCap

Enhanced DGHM Value

V2000

ValueTech

UltraValue

Microcap

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Announces the acquisition of:

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May 2, 2003

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FORWARD LOOKING STATEMENTS

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, (i) statements about the benefits of the transaction to Dalton Greiner or Boston Private, including future financial and operating results, enhanced revenues that may be realized from the transaction, the accretive effect of the transaction on BPFH’s financial results, and BPFH’s performance goals for DGHM; (ii) statements with respect to Boston Private’s strategy, initiatives, plans, objectives, expectations, and intentions; (iii) statements regarding the expected timing of the transaction; (iv) statements regarding future operations, market position or prospects of either Boston Private or Dalton Greiner; (v) statements regarding potential product development; and (vi) other statements identified by words such as “will”, “continues”, “increases”, “expand”, “grow”, “opportunity”, “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “target,” and similar expressions.  These statements are based upon the current beliefs and expectations of Boston Private’s management and are subject to significant risks and uncertainties.  Actual results may differ from those set forth in the forward-looking statements.

The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in such forward-looking statements: (1) the risk that the transaction may not be consummated on a timely basis or at all;(2) the expected benefits to Boston Private’s wealth management initiatives may not be realized or may be realized more slowly than expected; (3) the risk that the business of Dalton Greiner will not be integrated successfully with Boston Private’s or such integration may be more difficult, time-consuming or costly than expected; (4) expected revenue and business synergies from the transaction may not be fully realized or realized within the expected time frame; (5) the ability to obtain governmental approvals of the acquisition on the proposed terms and schedule; (6) competitive pressures among investment management companies may increase significantly and have an effect on pricing, spending, product offerings, third-party relationships, revenues and the Boston Private’s and Dalton Greiner’s abilities to attract and retain clients; (7) the strength of the United States economy in general and specifically the strength of the New England, California, New York and other economies in which Boston Private and Dalton Greiner will be operating may be different than expected resulting in, among other things, a deterioration in borrowers’ ability to service and repay loans, or a reduced demand for credit, including the resultant effect on the combined company’s loan portfolio, levels of charge-offs and non-performing loans and allowance for loan losses, and reduced demand for wealth management services; and (8) adverse conditions in the stock market, the public debt market and other capital markets and the impact of such conditions on the Boston Private’s and Dalton Greiner’s asset management activities and fees from such activities.  Additional factors that could cause Boston Private’s results to differ materially from those described in the forward-looking statements can be found in Boston Private’s other press releases and Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with or furnished to the Securities and Exchange Commission.  All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters and attributable to Boston Private, Dalton Greiner or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements referenced above.  Neither Boston Private nor Dalton Greiner undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made.

AGENDA

I. Strategic Overview

II. Transaction Overview

III. Overview of DGHM

IV. Summary

I

I. STRATEGIC OVERVIEW

STRATEGIC OVERVIEW

STRATEGIC GOALS

•              Expand investment management style offering

•              Target wealth creation regions

•              Identify strategic partners in each region

•              Achieve superior returns for shareholders

II

II. TRANSACTION OVERVIEW

TRANSACTION OVERVIEW

Estimated Purchase Price:	$75 million

Earnings Impact:	Immediately accretive on a GAAP basis

Structure:

• Acquiring 80% in a purchase of assets
• 51% majority owner bought-out at close for 100% cash
• 29% purchased with payment at close and earn-out payments over a 5-year period contingent on earnings growth
• Remaining 20% ownership as profits interest to DGHM employees

Consideration:	Combination of cash (91%) and BPFH common stock (9%)

Financing:	• $45 million in trust preferred securities
• Issue common shares (authorized but not outstanding) for stock portion of payments
• Contingency payments financed from operating cash flow

TRANSACTION OVERVIEW

Company Name:	Dalton, Greiner, Hartman, Maher & Co.

Affiliate Board:	• 5 member Board
• BPFH will appoint two members; Chairman and one other member

Management Structure:	Maintain current management team
• Tim Dalton
• Ken Greiner
• Steve Bruno
• Bruce Geller

Employment Contracts:	• 4 person management team will have 5-year employment contracts
• 2 employee contracts have evergreen provisions

Target Closing:	7/1/03

III

III. OVERVIEW OF DALTON GREINER

(DGHM)

THE COMPANY

•           DGHM was founded in 1982 by former Dillon, Read Capital Inc. executives and currently has 23 employees.

•           DGHM is a small and mid cap value style firm with 7 equity products, including one long/short hedge fund which started in 2002.

•           Average account size is $13 million.

•           Total AUM as of 4/28/03 is approximately $2.2 billion with average fees of 80 bps.

•           29% average growth in net new business since 1999.

THE COMPANY – An ideal partner

Increases our critical mass by adding $2.2 billion in AUM, approximately $18 million in revenues and improves overall margins for the Company.

	BPFH	DGHM
($ In Millions)	(3/31/03)	(4/28/03)	Pro-Forma
AUM	$6,816	$2,200	$9,016
Revenue	$123	$18	$141

Underpins our revenue diversification strategy by increasing fees as a percentage of total revenues from 47% to 53%.

[CHART]	[CHART]

BPFH Today	Pro-Forma
w/DGHM

Note: Other income reflects financial planning revenue and fees from sales of loans and cash management.

Adds new value style investment management products to BPFH portfolio

DGHM Product Portfolio

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IV

IV. SUMMARY

•           Adds small and mid cap value style investment management products

•              Immediately accretive to earnings on a GAAP basis

•           Expansion of BPFH footprint; New York City

•              Enhances fee income as a percent of total revenue

•           Strong leadership in place for future

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Announces the acquisition of:

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May 2, 2003